                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): August 14, 2002


                              QUANTA SERVICES, INC.
             (Exact name of registrant as specified in its charter)


                                    Delaware
                 (State or other jurisdiction of incorporation)



              1-13831                                      74-2851603
       (Commission File No.)                   (IRS Employer Identification No.)


                       1360 Post Oak Boulevard, Suite 2100
                              Houston, Texas 77056
          (Address of principal executive offices, including ZIP code)



                                 (713) 629-7600
              (Registrant's telephone number, including area code)

                                 Not Applicable
          (Former name or former address, if changed since last report)


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ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

         The following exhibits are furnished as part of this Current Report on Form 8-K:


         Exhibit                    Exhibit
           No.

          99.1               Statement under Oath of Principal Executive Officer
          99.2               Statement under Oath of Principal Financial Officer

ITEM 9. REGULATION FD DISCLOSURE.

         The Principal Executive Officer and the Principal Financial Officer of Quanta Services, Inc. (the "Company") each submitted to the Securities and Exchange Commission on August 14, 2002 the statements under oath required by Commission Order No. 4-460. Copies of each such statement are attached hereto as exhibits. On August 14, 2002, the Chief Executive Officer and Chief Financial Officer of the Company also each submitted the certifications required by
Section 906 of the Sarbanes-Oxley Act of 2002 in connection with the filing of the Company's Quarterly Report on Form 10-Q for the period ending June 30, 2002. Copies of each such statement were attached as exhibits to the Company's Form 10-Q for the period ended June 30, 2002, filed on August 14, 2002.




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                                    SIGNATURE

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Dated: August 14, 2002
                                     QUANTA SERVICES, INC.


                                     By: /s/ DANA A. GORDON
                                         ------------------
                                         Name:  Dana A. Gordon
                                         Title: Vice President - General Counsel


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                                  EXHIBIT INDEX


         EXHIBIT
         NUMBER              DESCRIPTION
         ------              -----------
          99.1               Statement under Oath of Principal Executive Officer
          99.2               Statement under Oath of Principal Financial Officer